                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2003
                                                           ------------

                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                                1-2394                 13-3768097
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(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)         Identification No.)

110 East 59th Street, New York, New York                       10022
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(Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code: (212) 355-5200
                                                    --------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c)      Exhibits

         Exhibit No.     Exhibits
         -----------     --------

         99.1            Press Release of WHX Corporation issued May 13, 2003.

Item 9. Regulation FD Disclosure.
        -------------------------

            On May 13, 2003, WHX Corporation  issued a press release  announcing its financial and operating  results for the first quarter ended March 31, 2003, a copy of  which is  filed  as  Exhibit  99.1  hereto,  and is  incorporated  by reference.

            The  information  contained  in this  report  on Form  8-K is  being furnished pursuant to Item 12 of Form 8-K as directed by the U.S. Securities and
Exchange Commission in Release No. 33-8216.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WHX CORPORATION

Dated: May 13, 2003              By:    /s/  Robert Hynes
                                 -----------------------------------------------
                                 Name:       Robert Hynes
                                 Title:      Chief Financial Officer